COLUMBIA FUNDS VARIABLE INSURANCE TRUST
                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
                                  (the "Fund")

                Supplement to the Prospectuses dated May 1, 2006



1. The section under the heading "PRINCIPAL INVESTMENT STRATEGIES" for the Fund is revised to include the following:

         The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

2. The section under the heading "PRINCIPAL INVESTMENT RISKS" for the Fund is revised to include the following:

         Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



                                                               November 3, 2006

                   COLUMBIA FUNDS VARIABLE INSURANCE TRUST
                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
                                  (the "Fund")

      Supplement to the Statement of Additional Information dated May 1, 2006




1. The paragraph "American, European and Continental Depositary Receipts" under the heading ""WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS" under the section "Appendix A - Investment Techniques and Securities" for the Fund is revised in its entirety as follows:

American, European, Continental and Global Depositary Receipts

     The Large Cap Value Fund, the Small Cap Value Fund and the Mid Cap Value Fund may invest up to 20% of their total assets in ADRs, EDRs, CDRs and GDRs. American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchanges and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.



                                                               November 3, 2006